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Exhibit 10.6.7      Quaker City Bank Three Year Employment Agreement Renewal and
                    Extension Acknowledgment between Quaker City Bank and Frederic R. McGill dated July 1, 2001.


                                QUAKER CITY BANK
                        THREE YEAR EMPLOYMENT AGREEMENT
                      RENEWAL AND EXTENSION ACKNOWLEDGMENT



Name of Executive:   Frederic R. (Rick) McGill
                    ---------------------------------------


The undersigned executive does hereby acknowledge that, at their regularly scheduled meeting on June 21, 2001, the Board of Directors of Quaker City Bank acted to renew and extend the Quaker City Bank Three Year Employment Agreement with the undersigned executive to a full thirty-six (36) month term, until June 30, 2004.


Dated this     1st     day of        July           , A.D.,      2001          .
           ---     ---        ------      ----------        ----      ---------



                                            QUAKER CITY BANK



 /s/Frederic R. McGill                      By: /s/Jerome L. Thomas
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Executive                                      Chairman of the Board